SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2006

BIG DOG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22963	52-1868665
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Gray Avenue, Santa Barbara, CA	93101
(Address of Principal Executive Offices)	(Zip Code)

(805) 963-8727

(Registrant’s telephone number, including area code)

(Former name or former address, if changed, since last report)

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On August 3, 2006, Big Dog Holdings, Inc. issued a press release announcing its financial results for the three months ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

(c) Exhibits

Exhibit 99.1  — Press Release of Big Dog Holdings, Inc., dated August 3, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG DOG HOLDINGS, INC.

Dated: August 7, 2006	By:	/s/ Roberta Morris
Roberta Morris
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Big Dog Holdings, Inc., dated August 3, 2006